NAA Risk Managed Real Estate Fund
Class A	Class C	Institutional	Class P
GURAX	GURCX	GURIX	GURPX

SUMMARY PROSPECTUS	January 28, 2025

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at naafunds.com/mutualfunds/literature. You may also obtain this information about the Fund at no cost by calling 833.840.3937. The Fund’s full prospectus and Statement of Additional Information, dated January 28, 2025 are incorporated by reference into this summary prospectus.

Investment Objective

The NAA Risk Managed Real Estate Fund (the “Fund”) seeks to provide total return through capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and additional fees to financial intermediaries, which are not reflected in the table and example. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $100,000 in the Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section on page 104 of the Fund’s prospectus. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts. These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

Shareholder Fees			Institutional
(fees paid directly from your investment)	Class A	Class C	Class	Class P
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge may be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.

**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

Annual Fund Operating Expenses
(expenses that you pay each year as a			Institutional
percentage of the value of your investment)	Class A	Class C	Class	Class P
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses(1)	0.61%	0.55%	0.55%	0.65%
Short Sales Dividend and Interest Expense(2), (3)	0.35%	0.35%	0.35%	0.35%
Remaining Other Expenses	0.26%	0.20%	0.20%	0.30%
Total Annual Fund Operating Expenses	1.61%	2.30%	1.30%	1.65%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(0.02%)	(0.01%)	(0.03%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements(2)	1.59%	2.29%	1.27%	1.60%

(1)	Other Expenses have been adjusted from amounts incurred during the Guggenheim Risk Managed Real Estate Fund’s most recent fiscal year to reflect estimated current expenses. The Guggenheim Risk Managed Real Estate Fund, a series of Guggenheim Funds Trust, is the predecessor to the Fund (the “Predecessor Fund”).

(2)	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to the dividend to the party from which the Fund has borrowed the stock and to record the payment as an expense.

(3)	Dividends on Short Sales and Interest Expense have been restated to reflect estimated expenses for the current fiscal year due to an anticipated change in implementation for the Fund’s short positions. The Fund expects to obtain short exposure to a greater extent through investments in short equity positions rather than through equity derivative instruments. The costs of investing in derivatives is an indirect expense that is not included in the above fee table or the Example below. The total indirect cost of investing in derivatives is estimated to be less than 0.01% for the current fiscal year. Actual expenses may differ from this estimate.

(4)	New Age Alpha Advisors, LLC (d/b/a New Age Alpha) (the “Adviser”) has contractually agreed, until January 31, 2027, to reduce the Fund’s Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A – 1.24%, Class C – 1.94%, Institutional Class – 0.92%, and Class P – 1.25%. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses (after the repayment is taken into account) to exceed (i) the expense limitation then in effect if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred This agreement will terminate automatically if the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect through the expiration date described above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

		1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$629	$955	$1,306	$2,292
Class C	Sold	$332	$716	$1,228	$2,634
Class C	Held	$232	$716	$1,228	$2,634
Institutional Class	Sold or Held	$129	$406	$707	$1,562
Class P	Sold or Held	$163	$515	$892	$1,950

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2024, the Predecessor Fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts (“REITs”); and (ii) equity-like securities, including individual securities, exchange-traded funds (“ETFs”) and derivatives, giving exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry. The Fund seeks to manage investment risk by taking both long and short positions in real estate investments. In selecting ETFs for investment, the Adviser will prioritize investments that align with and support the Fund’s overall strategy. The Fund will concentrate its investments in the real estate industry (i.e., invest more than 25% of its total assets in securities of issuers considered to be primarily engaged in the real estate industry).

The Fund will consider an issuer to be primarily engaged in the real estate industry if: (i) at least 50% of its assets, income, sales, or profits are committed to or derived from the ownership, construction, management, financing, leasing, brokering, or sale of residential or commercial real estate, or the provision of products and services related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies or (ii) a widely recognized industry classification system provider has given the company an industry or sector classification consistent with the real estate industry.

Equity securities in which the Fund may invest include common stocks, REITs, and other investment vehicles primarily engaged in the real estate industry, ETFs, exchange-traded notes (“ETNs”) giving exposure to real estate markets, and American Depositary Receipts (“ADRs”). The Fund may take a long position by buying a security that the Adviser believes will appreciate. Alternatively, it may sell a security short by borrowing it from a third party to sell it later at a market price. The Fund may also obtain exposure to long and short positions by entering into swap agreements (including, but not limited to, total return swap agreements). Short positions may be used to hedge long positions or to seek positive returns where the Adviser believes the security will depreciate.

To enhance the Fund’s exposure to real estate markets and to seek to increase the Fund’s returns, at the discretion of the Adviser, the Fund’s long and short positions in equities may be combined with investments in derivatives, which may include, among other derivatives: swap agreements (including, among other types of swaps, total return swaps); options on securities, futures contracts, and stock indices; and stock index futures contracts (some of these instruments may be traded in the over-the-counter market). These investments may hedge the Fund’s portfolio, maintain exposure to the equity markets, increase returns, generate income, or seek to manage the portfolio’s volatility. The Fund intends to borrow from banks to take larger positions and to seek an enhanced return.

In buying and selling securities for the Fund, the Adviser will apply its proprietary h-factor scores (“h-factor”) methodology to its security selection process. The “avoid the losers” philosophy is fundamental to the underlying actuarial-like approach of the Adviser with respect to asset management. In its attempts to generate alpha, the Adviser does not aim to pick the winners; instead, it aims to avoid the losers. A loser is a company that, according to the Adviser’s investment methodology, cannot deliver revenue growth to support its stock price. The Adviser has developed a probability-based measure to identify and avoid these stocks, called the h-factor (“h-Factor”), which is the foundation of the Adviser’s investment philosophy. The h-factor measures the probability a company cannot deliver the revenue growth indicated by its stock price. H-factor uses an algorithm rooted in actuarial risk principles to construct a portfolio with exposure to returns across sectors, styles, geographies, and asset classes. Using an actuarial-based approach, h-factor aims to identify underpriced and overpriced securities and assign them an h-factor score, which is the probability that the issuer will not deliver revenue growth to support the securities’ current price. By assigning these scores, the Adviser seeks to avoid the overpriced securities and invest in the underpriced securities.

The Fund will sell investments when they no longer meet the Adviser’s investment criteria, market conditions change, to meet redemption requests, or close or unwind derivatives transactions.

Principal Risks

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends upon the Adviser’s skill in selecting securities for purchase and sale by the Fund, and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. Certain market events could increase volatility and exacerbate market risks, such as changes in government’s economic policies, political turmoil, environmental events, trade disputes, epidemics, pandemics, or other public health issues. Turbulence in financial markets and reduced liquidity in equity, credit, and fixed-income markets may negatively affect many issuers domestically and worldwide. It can result in trading halts, any of which could hurt the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

Real Estate Industry Concentration Risk. The real estate market’s performance will significantly impact the Fund’s real estate investments. They may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions, (ii) changes in the value of real estate properties, (iii) risks related to local economic conditions, overbuilding, and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. Special risks are also generally associated with commercial real estate sectors or operations. The Fund’s investments will be subject to the risks typically associated with real estate, including but not limited to the following:

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties or concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact their ability to meet their payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve.

Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties, extended vacancies, catastrophic events, and casualty or condemnation losses. Real estate income and values may also be greatly affected by demographic trends, changing tastes and values, or increasing vacancies or declining rents.

Regulatory Risk. Real estate income and values may be adversely affected by applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes, or environmental regulations, may also have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because borrowers fail to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, ground lease payments, tenant improvements, third-party leasing commissions, and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected.

REITs Risk. REITs are companies that own or finance income-producing real estate. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. The Fund’s REIT investments also subject it to management and tax risks.

Management Style Risk. The Adviser’s method of security selection may not be successful, and the Fund may underperform relative to its benchmark index or to other mutual funds that employ similar investment strategies. In addition, the Adviser may select investments that fail to perform as anticipated. The ability of the Fund to meet its investment objective is directly related to the success of the Adviser’s investment process, and there is no guarantee that the Adviser’s judgments about the attractiveness, value, and potential appreciation of a particular investment for the Fund will be correct or produce the desired results.

Equity Securities Risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Below are additional risks related to specific equity securities the Fund invests in.

Investment Company Risk. Investing in other investment vehicles, including ETFs, closed-end funds, and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, reducing the Fund’s performance. In addition, investments in an ETF or a listed closed-end fund are subject to, among other risks, the risk that the shares may trade at a discount or premium relative to the net asset value of the shares, and the listing exchange may halt trading of the shares.

Preferred Stock Risk. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and has precedence over common stock in paying dividends. If an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over those who own preferred and common stock.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a particular period. Warrants may be more speculative than other types of investments. The cost of a warrant may be more volatile than the price of its underlying security, and a warrant may offer more significant potential for capital appreciation and loss. A warrant ceases to have value if it is not exercised before its expiration date.

Exchange-traded Notes Risk. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays the investor cash equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility, and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The availability of a secondary market may limit a Fund’s decision to sell its ETN holdings. ETNs are also subject to tax risk. The timing and character of income and gains derived by a Fund from investments in ETNs may be affected by future legislation. Sometimes, an ETN share trades at a premium or discount to its market benchmark or strategy.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, representing interests in foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements as U.S. companies, resulting in less publicly available information about these companies. In addition, foreign accounting, auditing, and financial reporting standards differ from those applicable to U.S. companies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. Below are additional risks related to specific types of foreign securities the Fund invests in.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Foreign Currency Risk. The Fund may be exposed to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods for several reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the

International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce its returns. Foreign currencies may decline in value relative to the U.S. dollar and other currencies, affecting the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency derivatives may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency being hedged, thereby affecting the Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose not to hedge its currency risks.

Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and more significant than those associated with investing directly in securities, currencies, or other investments, including risks relating to leverage, market conditions, and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, illiquidity, valuation, operational and legal restrictions, and risk. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. If the Adviser is incorrect about its expectations of market conditions, using derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. The Fund’s derivatives may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity, and valuation risks. Certain risks are also specific to the derivatives in which the Fund invests.

Leverage Risk. The Fund’s use of derivative instruments may have the economic effect of financial leverage. Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument. It may result in increased volatility, which means that the Fund will have the potential for greater losses than if it does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the Fund’s costs to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits. There can be no assurance that the Fund’s use of leverage will be successful. The Fund may experience leverage risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets needed to purchase the securities directly so that the remainder of the assets may be invested in other investments. Such investments may leverage the Fund because it may experience gains or losses not only on its investments in derivatives but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives increases, this increases by declining values of the other investments. Conversely, it is possible that the rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining, and the value of its other investments is declining, the Fund may experience substantial losses.

Counterparty Credit Risk. The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class, or other reference asset without purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the total amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease. Counterparty credit risk also includes the related risk of having concentrated exposure to such a counterparty.

Futures Contracts Risk. Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a specific price and date or cash settlement of the terms of the contract. The risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and using futures may increase the volatility of the Fund’s net asset value (“NAV”). Futures are also subject to leverage and liquidity risks.

Options Risk. Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or sell) a position in a security or contract to the writer of the option at a specific price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Swap Agreements Risk. Swap agreements are contracts between the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with swap agreements differ from those associated with ordinary portfolio securities transactions because they could be considered illiquid, and many swaps trade on the OTC market. Swaps are subject to counterparty credit, correlation, valuation, liquidity, and leverage risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing specific margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

Performance Summary

The Fund was reorganized as of the close of business on October 25, 2024, from the Predecessor Fund, to a series of New Age Alpha Funds Trust (the “Reorganization”). While the Fund’s investment objective, principal investment strategies, fundamental investment restrictions, and risks are substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund prior to the Reorganization due to, among other things, differences in fees and expenses, the investment adviser, and the portfolio management team.

The Fund has adopted the performance of the Predecessor Fund, and the performance information presented below for the Fund reflects the performance of the Predecessor Fund for periods before October 25, 2024. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A shares performance from year to year and by showing how the Fund’s average annual total returns for the one, five, and ten year or, if shorter, since inception periods, as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling (833) 840-3937 or visiting the Fund’s website at www.naafunds.com.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

Calendar Year Returns – Class A

During the periods shown in the chart above:	Quarter Ended	Return
Highest Quarter	December 31, 2023	16.06%
Lowest Quarter	June 30, 2022	-15.66%

Average Annual Total Returns
(for periods ended December 31, 2024)

	Inception	One Year	Five Years	Since Inception
NAA Risk Managed Real Estate Fund	3/28/2014
Class A shares Return Before Taxes		-0.37%	4.14%	6.20%
Class A shares Return After Taxes on Distributions		-2.01%	2.22%	3.84%
Class A shares Return After Taxes on Distributions and Sale of Fund Shares		0.07%	2.51%	3.82%
Class C shares Return Before Taxes	3/28/2014	2.85%	4.37%	5.93%
Institutional Class shares Return Before Taxes	3/28/2014	4.93%	5.48%	7.04%
Class P shares Return Before Taxes	5/1/2015	4.59%	5.11%	6.76%[1]
S&P United States REIT Index (reflects no deduction for fees, expenses, or taxes)		8.44%	4.30%	5.55%[2]
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes)		8.73%	4.27%	5.73%[2]

1	Performance reflects return since inception of Class P shares.

2	Performance of the benchmark index is shown for the same periods as shown for performance of Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown above. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares. After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown above reflect applicable sales charges, if any.

Management of the Fund

New Age Alpha Advisors, LLC (d/b/a New Age Alpha) is the Fund’s investment adviser.

Portfolio Managers	Investment Experience with the Fund	Primary Title with Adviser
Armen Arus	Portfolio Manager since inception	Chief Executive Officer
Julian Koski	Portfolio Manager since inception	Chief Investment Officer
Hugo Chang	Portfolio Manager since inception	Head of Research
Konstantin Tourevski	Portfolio Manager since inception	Managing Partner
Burak Hurmeydan	Portfolio Manager of the Fund since inception and Portfolio Manager of the Predecessor Fund since May 2024	Head of Quantitative Strategies
Gennadiy Khayutin	Portfolio Manager since January 2025	Managing Partner

Purchase and Sale of Fund Shares

The minimum investment amount is $2,500 for Class A and Class C shares. The minimum subsequent investment is $100. Class A and Class C shares do not have a minimum account balance. The minimum initial investment is $2 million for Institutional Class shares, although the Adviser may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Ultimus Fund Distributors, LLC has an agreement for using Class P shares of the Fund in investment products, programs, or accounts. Class P shares do not have a minimum initial investment amount, minimum subsequent investment amount, or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone, or through your financial intermediary. Written requests to the Fund should be sent to the NAA Risk Managed Real Estate Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call (833) 840-3937 for assistance.

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing.” Ask your salesperson or visit your financial intermediary’s website for more information.